Exhibit 10.2

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                            2005 - Compensation Plan

                     VICE PRESIDENT, CHIEF FINANCIAL OFFICER




                           Effective: January 1, 2005

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                            2005 - Compensation Plan

                     VICE PRESIDENT, CHIEF FINANCIAL OFFICER

PURPOSE: To define the compensation plan for the Vice President, Chief Financial Officer.

SCOPE:  Perma-Fix Environmental Services, Inc.

POLICY: The Vice President, Chief Financial Officer Compensation Plan is designed to retain, motivate and reward the incumbent to support and achieve the business, operating and financial objectives of Perma-Fix Environmental Services, Inc.

BASE SALARY: The Base Salary noted in Schedule A. is paid in equal periodic installments per the regularly scheduled payroll.

PERFORMANCE INCENTIVE COMPENSATION: Performance Incentive Compensation is available based on the Company's financial results noted in Schedule A. Eligible quarterly performance incentive compensation is payable in the second pay period of the month following each calendar year quarter and annual incentive compensation is payable in the second pay period of the month following the close of the company's financial books.

SEPARATION: Upon voluntary or involuntary separation from the Company the employee will be paid the base salary due to the last day of employment. If employment is separated prior to a regularly scheduled quarterly or annual incentive compensation payment period as noted above, no incentive compensation is due to the incumbent.

ACKNOWLEDGEMENT: No Base Salary or Performance Incentive Compensation of any type will be provided until the Human Resources Department has received a signed acknowledgement of receipt of the Compensation Plan.

INTERPRETATIONS: The Compensation Committee of the Board of Directors retains the right to modify, change or terminate the Compensation at any time and for any reason. It also reserves the right to determine the final interpretation of any provision contained in the Compensation Plan. While the plan is intended to represent all situations and circumstances some issues may not easily be addressed. The Compensation Committee will endeavor to review all standard and non-standard issues related to the Compensation Plan and will provide quick interpretations that are in the best interest of the Company, its shareholders and the incumbent.

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                            2005 - Compensation Plan
SCHEDULE A.

The compensation for the below named individual as follows:

Annualized Base Pay:                                                    $182,000
Performance Incentive Compensation Target (at 100% of Plan):            $ 50,000
Total Annual Target Compensation (at 100% of Plan):                     $232,000

The Performance Incentive Compensation is defined as a cash pay program funded from revenue and is payable only after the Company meets a minimum threshold of 85% of its budgeted EBITDA, including Performance Incentive Compensation accrual targets during the course of the year. When the Performance Incentive Compensation Plan is funded, the employee is eligible to receive quarterly and annual Incentive Compensation is based on the achievement of corporate Financial and Non-Financial objectives noted below.

QUARTERLY INCENTIVE COMPENSATION:

Represents 40% of the Total Performance Incentive Compensation target. The total eligible Quarterly Incentive Compensation spread over four (4) quarters for performance at 100% of year-to-date plan is $20,000. Corporate Financial and Non-Financial targets are cumulative from quarter to quarter with eligible incentive pay based on the table below.

                                                              Performance Target Thresholds
                                                                     (Actual versus Plan)
                                                -------------------------------------------------------------------
                                                  90%      101%     121%      131%      141%      151%
                                                   -        -        -         -         -         -        161%
                                                  100%     120%     130%      140%      150%      160%      Plus
                                                ------    ------   ------    ------   ------    ------      ------
   Targets (Cumulative)        Target Weight                   Per Quarter Incentive Pay Target
   --------------------        -------------    -------------------------------------------------------------------
         EPS                         15%           $750      $900     $975    $1,050    $1,125   $1,200      $1,313
   Free Cash Flow                    25%         $1,250    $1,500   $1,625    $1,750    $1,875   $2,000      $2,188
Financial Statements                 45%         $2,250        $0       $0        $0        $0       $0          $0
   SEC Compliance                    15%           $750        $0       $0        $0        $0       $0          $0

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                            2005 - Compensation Plan

o Free Cash Flow (net income plus depreciation and amortization, less capital expenditures and the net change in working capital) in the quarter.

o Financial Statements is the complete, accurate and timely completion of all financial statements in the quarter.

o SEC Compliance is defined as meeting all applicable securities rules and regulations in the quarter.

ANNUAL INCENTIVE COMPENSATION:

Represents 60% of the Total Performance Incentive Compensation target. The corporate annual Financial targets and year-end incentive compensation at 100% of plan is $30,000 and payable based on the table below.

                                                              Performance Target Thresholds
                                                                     (Actual versus Plan)
                                                -------------------------------------------------------------------
                                                  90%      101%     121%      131%      141%      151%
                                                   -        -        -         -         -         -        161%
                                                  100%     120%     130%      140%      150%      160%      Plus
                                                ------    ------   ------    ------   ------    ------      ------
   Targets (Cumulative)        Target Weight                   Per Quarter Incentive Pay Target
   --------------------        -------------    -------------------------------------------------------------------
         EPS                         15%          $4,500   $5,400   $5,850     $6,300   $6,750    $7,200      $7,875
   Free Cash Flow                    25%          $7,500   $9,000   $9,750    $10,500  $11,250   $12,000     $13,125
Financial Statements                 45%         $13,500       $0       $0         $0       $0        $0          $0
   SEC Compliance                    15%          $4,500       $0       $0         $0       $0        $0          $0

o Free Cash Flow (net income plus depreciation and amortization, less capital expenditures and the net change in working capital) for the fiscal year.

o Financial Statements is the complete, accurate and timely completion of all financial statements for the fiscal year.

o SEC Compliance is defined as meeting all applicable securities rules and regulations for the fiscal year.

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                            2005 - Compensation Plan

ACKNOWLEDGMENT:

I acknowledge receipt of the aforementioned Vice President, Chief Financial Officer 2005 - Compensation Plan. I have read and understand and accept employment under the terms and conditions set forth therein.


----------------------                ----------------------
/S/ Richard Kelecy                    Date


----------------------                -----------------------
/S/ Dr. Louis Centofanti              Date


FORWARD SIGNED FORM TO:               Perma-Fix Environmental Services, Inc.
                                      c/o Dr. Louis Centofanti
                                      1940 N.W. 67th Place, Suite A
                                      Gainesville, FL  32653